Exhibit 99

MASCO’S POSITIVE MOMENTUM CONTINUES IN THE THIRD QUARTER

Key Highlights

•                  Sales increased 4 percent excluding the effects of foreign currency translation

•                  North American sales increased 3 percent; International sales increased 4 percent in local currency

•                  Adjusted operating profit increased 16 percent to $257 million

•                  Adjusted operating margins increased 190 bps to 14 percent

•                  Adjusted EPS increased 26 percent to $.34 per common share

TAYLOR, Mich. (Oct. 27, 2015) — Masco Corporation (NYSE: MAS), one of the world’s leading manufacturers of branded home improvement and building products, reported operating profit growth and flat net sales in the third quarter of 2015. Adjusted operating margins expanded to 14 percent, representing a 190 basis point increase over prior year.

“We are pleased with our third quarter financial performance and operating results,” said Masco’s President and CEO Keith Allman. “Our innovative products and programs, increased investment in our brands and consistent execution of our strategies drove our strong earnings performance. Furthermore, we reaffirmed our commitment to disciplined capital allocation by returning over $230 million to shareholders through dividends and share repurchases in the third quarter of 2015.”

2015 Third Quarter Commentary

•                  Net sales from continuing operations were flat at $1.8 billion. North American sales increased 3 percent and international sales decreased 9 percent in U.S. dollars but increased 4 percent in local currency

•                  Compared to third quarter 2014, results for key financial measures, as adjusted for certain items (see Exhibit A) and with a normalized tax rate of 36 percent, were as follows:

•                  Gross margins improved to 31.9 percent compared to 30.0 percent

•                  Operating margins improved to 14 percent compared to 12.1 percent

•                  Income from continuing operations was $.34 per common share compared to $.27 per common share

•                  Income from continuing operations, as reported, was $.32 per common share

•                  Liquidity at the end of the third quarter was approximately $1.5 billion

•                  Approximately 7.6 million shares were repurchased in the third quarter

2015 Third Quarter Operating Segment Highlights

•                  Plumbing Products’ net sales were flat, but increased 6 percent excluding the effects of foreign currency translation, fueled by continued strength in the wholesale and retail channels as well as international markets

•                  Decorative Architectural Products’ net sales increased 1 percent, driven by pro paint sales and newly introduced products and programs, and partially offset by the timing and amount of paint promotions

•                  Cabinets and Related Products’ net sales decreased 5 percent, driven by the deliberate exit of low margin builder business, and partially offset by KraftMaid® cabinetry’s sales growth with home centers and dealers

•                  Other Specialty Products’ net sales increased 8 percent, led by Milgard’s strong performance across all channels and price points

Outlook

“As we move into the last quarter of the year, we believe we will continue to see steady demand for our market-leading products as both repair and remodel demand and new home construction continue to improve,” said Mr. Allman. “We are confident in our ability to execute against this macro-economic backdrop by remaining focused on driving shareholder value through our industry-leading branded building products, operational excellence and disciplined capital allocation.”

About Masco

Headquartered in Taylor, Mich., Masco Corporation is a global leader in the design, manufacture and distribution of branded home improvement and building products. Our portfolio of industry-leading brands includes Behr® paint; Delta® and Hansgrohe® faucets, bath and shower fixtures; KraftMaid® and Merillat® cabinets; Milgard® windows and doors; and HotSpring® spas. We leverage our powerful brands across product categories, sales channels and geographies to create value for our customers and shareholders. For more information about Masco Corporation, visit masco.com.

The 2015 third quarter supplemental material, including a presentation in PDF format, is available on the Company’s website at www.masco.com.

Conference Call Details

A conference call regarding items contained in this release is scheduled for Tuesday, October 27, 2015 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (855) 226-2726 (855-22MASCO) and from outside the U.S. at (706) 679-3614. Please use the conference identification number 52951847. The conference call will be webcast simultaneously and in its entirety through the Company’s website. Shareholders, media representatives and others interested in Masco may participate in the webcast by registering through the Investor Relations section on the Company’s website.

A replay of the call will be available on Masco’s website or by phone by dialing (855) 859-2056 and from outside the U.S. at (404) 537-3406. Please use the conference identification number 52951847. The telephone replay will be available approximately two hours after the end of the call and continue through November 27, 2015.

Safe Harbor Statement

Statements contained in this press release that reflect our views about our future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995.  Forward-looking statements can be identified by words such as “believe,” “anticipate,” “appear,” “may,” “will,” “should,” “intend,” “plan,” “estimate,” “expect,” “assume,” “seek,” “forecast,” and similar references to future periods. Our views about future performance involve risks and uncertainties that are difficult to predict and, accordingly, our actual results may differ materially from the results discussed in our forward-looking statements. We caution you against relying on any of these forward-looking statements. Our future performance may be affected by our reliance on new home construction and home improvement, our reliance on key customers, the cost and availability of raw materials, uncertainty in the international economy, shifts in consumer preferences and purchasing practices, our ability to improve our underperforming businesses, our ability to maintain our competitive position in our industries, the timing and terms of our share repurchase program, and our ability to reduce corporate expense and simplify our organizational structure. We discuss many of the risks we face in Item 1A, “Risk Factors” in our most recent Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q and in other filings we make with the Securities and Exchange Commission. The forward-looking statements in this press release speak only as of the date of this press release. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Unless required by law, we undertake no obligation to update publicly any forward-looking statements as a result of new information, future events or otherwise.

The Company believes that the non-GAAP performance measures and ratios that are contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.

Investor Contact

Irene Tasi

Director — Investor Relations

313.792.5500

irene_tasi@mascohq.com

# # #

MASCO CORPORATION

Condensed Consolidated Statements of Operations - Unaudited

For the Three Months and Nine Months Ended September 30, 2015 and 2014

(in millions, except per common share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Net sales	$1,839	$1,834	$5,427	$5,340
Cost of sales	1,250	1,312	3,706	3,761
Gross profit	589	522	1,721	1,579

Selling, general and administrative expenses	331	341	1,019	1,024
Operating profit	258	181	702	555

Other income (expense), net	(60)	(50)	(173)	(159)
Income from continuing operations before income taxes	198	131	529	396

Income tax (expense) benefit	(77)	415	(219)	377
Income from continuing operations	121	546	310	773

Income (loss) from discontinued operations, net	—	10	(1)	21
Net income	121	556	309	794

Less: Net income attributable to noncontrolling interest	10	13	29	38
Net income attributable to Masco Corporation	$111	$543	$280	$756

Income per common share attributable to Masco Corporation (diluted):
Income from continuing operations	$0.32	$1.48	$0.81	$2.04
Income (loss) from discontinued operations, net	—	0.03	—	0.06
Net income	$0.32	$1.51	$0.80	$2.10

Average diluted common shares outstanding	338	353	344	353

Amounts attributable to Masco Corporation:
Income from continuing operations	$111	$533	$281	$735
Income (loss) from discontinued operations, net	—	10	(1)	21
Net income attributable to Masco Corporation	$111	$543	$280	$756

Historical information is available on our website.

MASCO CORPORATION

Exhibit A: Reconciliations - Unaudited

For the Three Months and Nine Months Ended September 30, 2015 and 2014

(in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Gross Profit, Selling, General and Administrative Expenses, and Operating Profit Reconciliations

Net sales	$1,839	$1,834	$5,427	$5,340

Gross profit, as reported	$589	$522	$1,721	$1,579

Rationalization charges	1	28	2	32
Gain on sale of property and equipment	(3)	—	(3)	—

Gross profit, as adjusted	$587	$550	$1,720	$1,611

Gross margin, as reported	32.0%	28.5%	31.7%	29.6%
Gross margin, as adjusted	31.9%	30.0%	31.7%	30.2%

Selling, general and administrative expenses, as reported	$331	$341	$1,019	$1,024

Rationalization charges	1	13	7	22

Selling, general and administrative expenses, as adjusted	$330	$328	$1,012	$1,002

Selling, general and administrative expenses as percent of net sales, as reported	18.0%	18.6%	18.8%	19.2%
Selling, general and administrative expenses as percent of net sales, as adjusted	17.9%	17.9%	18.6%	18.8%

Operating profit, as reported	$258	$181	$702	$555

Rationalization charges	2	41	9	54
Gain on sale of property and equipment	(3)	—	(3)	—

Operating profit, as adjusted	$257	$222	$708	$609

Operating margin, as reported	14.0%	9.9%	12.9%	10.4%
Operating margin, as adjusted	14.0%	12.1%	13.0%	11.4%

Historical information is available on our website.

MASCO CORPORATION

Exhibit A: Reconciliations - Unaudited

For the Three Months and Nine Months Ended September 30, 2015 and 2014

(in millions, except per common share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014

Earnings Per Common Share Reconciliation

Income from continuing operations before income taxes, as reported	$198	$131	$529	$396

Rationalization charges	2	41	9	54
Gains from financial investments, net	(1)	—	(5)	(4)
(Earnings) losses from equity investments, net	—	—	(2)	2
Gain on sale of property and equipment	(3)	—	(3)	—
Income from continuing operations before income taxes, as adjusted	196	172	528	448

Tax at 36% rate	(71)	(62)	(190)	(161)

Less: Net income attributable to noncontrolling interest	10	13	29	38

Income from continuing operations, as adjusted	$115	$97	$309	$249

Income per common share, as adjusted	$0.34	$0.27	$0.90	$0.71

Average diluted common shares outstanding	338	353	344	353

Historical information is available on our website.

MASCO CORPORATION

Condensed Consolidated Balance Sheets and

Other Financial Data - Unaudited

(dollars in millions)

	September 30,	December 31,
	2015	2014
Balance Sheet
Assets
Current Assets:
Cash and cash investments	$1,279	$1,379
Short-term bank deposits	255	306
Receivables	1,006	820
Inventories	749	712
Deferred income taxes	177	206
Prepaid expenses and other	74	68
Assets held for sale	—	373
Total Current Assets	3,540	3,864

Property and equipment, net	1,025	1,046
Goodwill	843	840
Other intangible assets, net	163	142
Other assets	156	200
Assets held for sale	—	1,141
Total Assets	$5,727	$7,233

Liabilities
Current Liabilities:
Accounts payable	$827	$721
Notes payable	6	505
Accrued liabilities	727	685
Liabilities held for sale	—	300
Total Current Liabilities	1,560	2,211

Long-term debt	3,418	2,919
Other liabilities	721	768
Liabilities held for sale	—	207
Total Liabilities	5,699	6,105
Equity	28	1,128
Total Liabilities and Equity	$5,727	$7,233

	As of
	September 30,	September 30,
	2015	2014
Other Financial Data
Working Capital Days
Receivable days	49	48
Inventory days	56	58
Payable days	71	69
Working capital	$928	$950
Working capital as a % of sales (LTM)	13.1%	13.6%

Historical information is available on our website.

MASCO CORPORATION
Condensed Consolidated Statements of Cash Flows*
and Other Data - Unaudited	(dollars in millions)

	Nine Months Ended
	September 30,
	2015	2014
Cash Flows From (For) Operating Activities:
Cash provided by operating activities	$581	$543
Working capital changes	(159)	(237)
Net cash from operating activities	422	306

Cash Flows From (For) Financing Activities:
Retirement of notes	(500)	—
Purchase of Company common stock	(407)	(39)
Cash dividends paid	(94)	(86)
Dividend paid to noncontrolling interest	(36)	(34)
Cash distributed to TopBuild Corp.	(63)	—
Issuance of TopBuild Corp. debt	200	—
Issuance of notes, net of issuance costs	497	—
Issuance of Company common stock	2	1
Tax benefit from stock-based compensation	32	—
Credit Agreement and other financing costs	(3)	—
Decrease in debt, net	(1)	(2)
Net cash for financing activities	(373)	(160)

Cash Flows From (For) Investing Activities:
Capital expenditures	(112)	(82)
Other, net	(32)	22
Net cash for investing activities	(144)	(60)

Effect of exchange rate changes on cash and cash investments	(9)	(27)

Cash and Cash Investments:
(Decrease) increase for the period	(104)	59
At January 1	1,383	1,223
At September 30	$1,279	$1,282

	As of September 30,
	2015	2014
Liquidity*
Cash and cash investments	$1,279	$1,282
Short-term bank deposits	255	275
Total Liquidity	$1,534	$1,557

* Prior period amounts not restated for spin-off of TopBuild Corp.

Historical information is available on our website.

MASCO CORPORATION

Segment Data - Unaudited

For the Three Months and Nine Months Ended September 30, 2015 and 2014

(dollars in millions)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Change	2015	2014	Change

Cabinets and Related Products
Net sales	$253	$266	-5%	$771	$756	2%

Operating profit (loss), as reported	$21	$(35)		$32	$(55)
Operating margin, as reported	8.3%	-13.2%		4.2%	-7.3%

Rationalization charges	1	28		3	30
Accelerated depreciation related to plant closures	—	—		—	1
Gain on sale of property and equipment	(3)	—		(3)	—
Operating profit (loss), as adjusted	19	(7)		32	(24)
Operating margin, as adjusted	7.5%	-2.6%		4.2%	-3.2%

Depreciation and amortization	5	7		18	25

EBITDA, as adjusted	$24	$—		$50	$1

Plumbing Products
Net sales	$853	$855	0%	$2,495	$2,504	0%

Operating profit, as reported	$137	$141		$386	$399
Operating margin, as reported	16.1%	16.5%		15.5%	15.9%

Rationalization charges	1	—		2	2
Operating profit, as adjusted	138	141		388	401
Operating margin, as adjusted	16.2%	16.5%		15.6%	16.0%

Depreciation and amortization	14	16		42	46

EBITDA, as adjusted	$152	$157		$430	$447

Decorative Architectural Products
Net sales	$527	$523	1%	$1,600	$1,560	3%

Operating profit, as reported	$102	$91		$318	$280
Operating margin, as reported	19.4%	17.4%		19.9%	17.9%

Depreciation and amortization	4	4		12	12

EBITDA	$106	$95		$330	$292

Historical information is available on our website.

MASCO CORPORATION

Segment Data - Unaudited

For the Three Months and Nine Months Ended September 30, 2015 and 2014

(dollars in millions)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Change	2015	2014	Change

Other Specialty Products
Net sales	$206	$190	8%	$561	$520	8%

Operating profit, as reported	$23	$20		$50	$39
Operating margin, as reported	11.2%	10.5%		8.9%	7.5%

Rationalization charges	—	—		—	1
Operating profit, as adjusted	23	20		50	40
Operating margin, as adjusted	11.2%	10.5%		8.9%	7.7%

Depreciation and amortization	5	5		13	14

EBITDA, as adjusted	$28	$25		$63	$54

Total
Net sales	$1,839	$1,834	0%	$5,427	$5,340	2%

Operating profit, as reported - segment	$283	$217		$786	$663
General corporate expense, net (GCE)	(25)	(36)		(84)	(108)
Operating profit, as reported	258	181		702	555
Operating margin, as reported	14.0%	9.9%		12.9%	10.4%

Rationalization charges - segment	2	28		5	33
Accelerated depreciation - segment	—	—		—	1
Rationalization charges - GCE	—	13		4	20
Gain on sale of property and equipment	(3)	—		(3)	—
Operating profit, as adjusted	257	222		708	609
Operating margin, as adjusted	14.0%	12.1%		13.0%	11.4%

Depreciation and amortization - segment	28	32		85	97
Depreciation and amortization - non-operating	4	2		9	8

EBITDA, as adjusted	$289	$256		$802	$714

Historical information is available on our website.

MASCO CORPORATION

North American and International Data - Unaudited

For the Three Months and Nine Months Ended September 30, 2015 and 2014

(dollars in millions)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2015	2014	Change	2015	2014	Change

North American
Net sales	$1,462	$1,420	3%	$4,298	$4,100	5%

Operating profit, as reported	$234	$162		$645	$494
Operating margin, as reported	16.0%	11.4%		15.0%	12.0%

Rationalization charges	2	28		4	32
Accelerated depreciation related to plant closures	—	—		—	1
Gain on sale of property and equipment	(3)	—		(3)	—
Operating profit, as adjusted	233	190		646	527
Operating margin, as adjusted	15.9%	13.4%		15.0%	12.9%

Depreciation and amortization	19	22		58	67

EBITDA, as adjusted	$252	$212		$704	$594

International
Net sales	$377	$414	-9%	$1,129	$1,240	-9%

Operating profit, as reported	$49	$55		$141	$169
Operating margin, as reported	13.0%	13.3%		12.5%	13.6%

Rationalization charges	—	—		1	1
Operating profit, as adjusted	49	55		142	170
Operating margin, as adjusted	13.0%	13.3%		12.6%	13.7%

Depreciation and amortization	9	10		27	30

EBITDA, as adjusted	$58	$65		$169	$200

Total
Net sales	$1,839	$1,834	0%	$5,427	$5,340	2%

Operating profit, as reported - segment	$283	$217		$786	$663
General corporate expense, net (GCE)	(25)	(36)		(84)	(108)
Operating profit, as reported	258	181		702	555
Operating margin, as reported	14.0%	9.9%		12.9%	10.4%

Rationalization charges - segment	2	28		5	33
Accelerated depreciation - segment	—	—		—	1
Rationalization charges - GCE	—	13		4	20
Gain on sale of property and equipment	(3)	—		(3)	—
Operating profit, as adjusted	257	222		708	609
Operating margin, as adjusted	14.0%	12.1%		13.0%	11.4%

Depreciation and amortization - segment	28	32		85	97
Depreciation and amortization - non-operating	4	2		9	8

EBITDA, as adjusted	$289	$256		$802	$714

Historical information is available on our website.